UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2025
NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
As previously disclosed on December 22, 2024, News Corporation (the “Company”) issued a press release announcing that it and Telstra Corporation Limited have entered into a definitive agreement to sell NXE Australia Pty Limited (“Foxtel”) to DAZN Group Limited. The agreement follows a strategic review of Foxtel as part of the Company’s ongoing efforts to optimize its portfolio and simplify the structure of the Company.
Beginning with the Company's second quarter of Fiscal 2025, as a result of the progression of the sale process and the discontinuation of further significant business activities in the Subscription Video Services segment, the results of operations of Foxtel have been classified as discontinued operations in accordance with ASC 205-20, Discontinued Operations, as the disposition reflects a strategic shift that has, and will have, a major effect on the Company’s operations and financial results. Upon reclassification of Foxtel’s results, the Company determined that the Subscription Video Services segment was no longer a reportable segment and the residual results of the segment were aggregated into the News Media segment.
In order to assist investors in understanding the impact of the sale of Foxtel on the Company’s financial results, the Company is furnishing as Exhibit 99.1 to this Current Report select revised unaudited financial information for the fiscal years ended June 30, 2023 and June 30, 2024, and for each of the three months ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, recast to reflect prior period results of continuing operations and the reportable segment change mentioned above. The financial information contained in this Current Report, including Exhibit 99.1 attached hereto, should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Company’s Quarterly Reports on Form 10-Q for the interim periods included herein and Annual Report on Form 10-K for the fiscal year ended June 30, 2024.
The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Supplemental financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: February 14, 2025